Fair value of financial assets and liabilities	12 Months Ended
Dec. 31, 2017
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Fair value of financial assets and liabilities
34.	Fair value of financial assets and liabilities

Fair values are determined based on market prices, when available, or, in the absence thereof, on the present value of expected future cash flows.

The hierarchy of the fair values of the financial assets and liabilities, recorded on a recurring basis, is set out below:

Level 1: inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

Level 2: inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: inputs are unobservable inputs for the asset or liability.

	Fair value measured based on
	Level I	Level II	Level III	Total fair value recorded
Assets
Marketable securities	1,829	—	—	1,829
Foreign currency derivatives	—	105	—	105

Balance at December 31, 2017	1,829	105	—	1,934

Balance at December 31, 2016	784	0.3	—	784.3

Liabilities
Commodity derivatives	(98)	—	—	(98)
Interest rate derivatives	—	—	—	—

Balance at December 31, 2017	(98)	—	—	(98)

Balance at December 31, 2016	(8)	(10)	—	(18)

There were no material transfers between levels for the periods presented.

The estimated fair value for the Company’s long term debt, computed based on the prevailing market rates, is set out in note 17.1.

The fair values of cash and cash equivalents, short-term debt and other financial assets and liabilities are equivalent or do not differ significantly from their carrying amounts.